Note 3 - Liquidity and Earnings (Loss) Per Share	9 Months Ended
Sep. 30, 2015
Liquidity And Earnings Loss Per Share [Abstract]
Liquidity And Earnings Loss Per Share [Text Block]

3. Liquidity and Earnings (Loss) Per Share

Liquidity

We incurred losses from our investment in shared services to support planned growth in our urgent and primary care business segment and oversight of the network and ancillary business, the write-off of intangible assets, the payment and accrual of one-time severance charges, costs incurred to integrate our acquired urgent and primary care facilities, operating losses incurred by our urgent and primary care business segment as we implement changes to improve performance, and operating losses incurred in our network and ancillary network business. As a result of our recurring and nonrecurring losses, we used cash in our operations of $5.9 million and $3.1 million during the nine months ended September 30, 2015 and 2014, respectively.

We anticipate we will continue to experience negative cash flow, relating to our losses during the next 12 months, as we try to improve the operating performance of our existing urgent and primary care centers, expand our urgent and primary care segment and continue the operations of our ancillary network business. In addition, a portion of our outstanding indebtness to Wells Fargo becomes due and payable June 1, 2016. (See Note 7 - Lines of Credit, Promissory Notes, and Notes Payable - for further details).

Until we generate positive cash flows from operations, we will be dependent on our existing lines of credit and outside capital to fund our operations, fund planned and future acquisitions, and repay debt. At November 13, 2015, in addition to the $1,000,000 remaining under our revolving credit facility, we had funds of approximately $585,000 available for these needs.

We plan to seek to raise additional capital through public or private offerings of our common stock, debt financings, borrowings or a combination thereof.  To satisfy any immediate working capital needs, we plan to draw upon the remaining $1,000,000 of debt capacity under our revolving credit facility. (See Note 7 – Lines of Credit, Promissory Notes, and Notes Payable- for further details).

There are no assurances that we will be successful in further extending the maturity dates under our lines of credit, that our guarantors will agree to continue their obligations under their guarantees, or that we will be able to raise additional capital on terms acceptable to us, or at all.

Earnings (Loss) Per Share

Basic (loss) per share is computed by dividing net (loss) available to common stockholders by the weighted-average number of common shares outstanding during the period of computation.  Diluted (loss) per share is computed similar to basic earnings per share except that the numerator is adjusted for the change in fair value of the warrant liability (only if dilutive), and the denominator is increased to include the number of dilutive potential common shares outstanding during the period using the treasury stock method.

Basic net (loss) and diluted net (loss) per share data were computed as follows:

	Three months ended September 30, 2015	Nine months ended September 30, 2015
Numerator:
Net (loss) for basic earnings per share	$(2,190)	$(9,210)
Less gain on change in fair value of warrant liability	548	1,877
Net (loss) for diluted earnings per share	(2,738)	(11,087)
Denominator:
Weighted-average basic common shares outstanding	6,921	6,847
Assumed conversion of dilutive securities:
Common stock purchase warrants	117	66
Denominator for dilutive earnings per share - adjusted weighted-average shares	7,038	6,913

Basic net (loss) per share	$(0.32)	$(1.35)
Diluted net (loss) per share	$(0.39)	$(1.60)

The following table summarizes potentially dilutive shares outstanding as of September 30, 2015, which were excluded from the calculation due to being anti-dilutive:

2015
Common stock purchase warrants	22
Stock options	649
Restricted shares of common stock	50